UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2010

MXENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

595 Summer Street, Suite 300, Stamford, Connecticut 06901

(Address and zip code of principal executive offices)

203-356-1318

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Current Report on Form 8-K/A (the “Amended Form 8-K”) hereby amends the Current Report on Form 8-K of MXenergy Holdings Inc. (the “Company”) originally filed with the Securities and Exchange Commission on March 19, 2010 (the “Original Form 8-K”).  The Amended Form 8-K is being filed to correct an error in Item 5.02 of the Original Form 8-K.

The Original Form 8-K inaccurately stated that Class C Common Stock represents approximately 7.4% of the Company’s total outstanding common stock.  This Amended Form 8-K correctly states that Class B Common Stock represents approximately 7.4% of the Company’s total outstanding common stock.

Except as set forth herein, no other changes are being made to the information set forth in the Original Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.
(Registrant)

Date: March 22, 2010	/s/ Carole R. Artman-Hodge
	Name:	Carole R. Artman-Hodge
	Title:	Executive Vice President and Secretary